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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2012

REGENCY CENTERS CORPORATION
REGENCY CENTERS, L.P.
(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation	001-12298 (Regency Centers Corporation	59-3191743 (Regency Centers Corporation
Delaware (Regency Centers, L.P.	0-24763 (Regency Centers, L.P.	59-3429602 (Regency Centers, L.P.
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number including area code: (904)-598-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01    Other Events.

On August 14, 2012, Regency Centers Corporation (the “Company”) announced that it is calling for redemption on September 13, 2012 all issued and outstanding shares of its 6.70% Series 5 Cumulative Redeemable Preferred Stock (NYSE:REGPrE) at $25.34431 per share, which is equal to $25.00 plus accrued and unpaid dividends to, but excluding, the redemption date. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On August 14, 2012, the Company issued a press release announcing the pricing of its offering of the Series 7 Preferred Shares, a copy of which is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated August 14, 2012 relating to redemption of Series 5 Cumulative Redeemable Preferred Stock.
99.2	Press Release dated August 14, 2012 relating to issuance of Series 7 Cumulative Redeemable Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION
August 14, 2012                        By:    /s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

REGENCY CENTERS, L.P.

By: Regency Centers Corporation, its general partner

August 14, 2012                        By:    /s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

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